UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2013

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2013 Annual Meeting of Shareholders of Avon Products, Inc. (the "Company") held on May 2, 2013, the Company's shareholders, upon the recommendation of the Board of Directors, approved the Avon Products, Inc. 2013 Stock Incentive Plan (the “Stock Incentive Plan”) and the Avon Products, Inc. 2013-2017 Executive Incentive Plan (the “Executive Incentive Plan”).

Pursuant to the terms of the Stock Incentive Plan, the Company may provide equity awards to its key employees and non-employee directors, including grants of stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options, stock appreciation rights (“SARs”), restricted share awards, restricted stock units and other stock-based awards. There are 42 million shares available for issuance under the Stock Incentive Plan. The maximum number of shares available will be reduced as follows: (i) for grants of stock options or SARs, by each share subject to such an award and (ii) for grants of any award of restricted stock, stock units and other stock-based awards (other than stock options and SARs) by 3.13 multiplied by each share subject to such an award. The foregoing summary is qualified by reference to the text of the Stock Incentive Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On May 1, 2013, the Compensation and Management Development Committee (the “Committee”) of the Board approved a form of Restricted Stock Unit Award Agreement (the “Form RSU Agreement”), a form of Retention Restricted Stock Unit Award Agreement (the “Form Retention RSU Agreement”) and a form of Performance Contingent Restricted Stock Unit Award Agreement (the “Form Performance RSU Agreement” and collectively with the Form RSU Agreement and the Form Retention RSU Agreement, the “Agreements”) under the Stock Incentive Plan, pursuant to which the Company grants various awards to its senior officers, including its named executive officers, from time to time. Restricted stock unit awards granted under the Agreements (“RSUs”) are subject to certain vesting and payment provisions, which include the attainment of performance objectives for grants under the Form Performance RSU Agreement. The foregoing does not constitute a complete summary of the terms of the Agreements, and reference is made to the complete text of the Agreements which are attached hereto as exhibits and are incorporated herein by reference.

Pursuant to the terms of the Executive Incentive Plan, the Chief Executive Officer and each other employee who is at or above the level of Senior Vice President or considered a Section 16 officer for purposes of the Securities Exchange Act of 1934, as amended, and whom the Committee selects for participation, is eligible to participate under the Executive Incentive Plan. Payments under the Executive Incentive Plan will be based on the attainment of certain performance measures established by the Committee, which is comprised entirely of “independent” directors for purposes of the rules of the New York Stock Exchange. The maximum cash payment that can be made to any one participant under the annual award portion of the Executive Incentive Plan is $6,000,000 and the maximum cash payment that can be made to a participant for each long-term performance period, covering a period of at least two fiscal years, may not exceed $19,000,000. The foregoing summary is qualified by reference to the text of the Executive Incentive Plan, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

(Page 2 of 5)

Item 5.07 Submission of Matters to a Vote of Security Holders.
The final results of voting on each of the matters submitted to a vote of shareholders at the 2013 Annual Meeting are set forth below.

1. Each of the director nominees listed below were elected for one-year terms expiring in 2014:

	Votes For	Withheld	Broker Non-Votes
Douglas R. Conant	356,935,216	3,375,908	25,845,803
W. Don Cornwell	313,032,917	47,278,207	25,845,803
V. Ann Hailey	320,107,192	40,203,932	25,845,803
Maria Elena Lagomasino	272,713,567	87,597,557	25,845,803
Sherilyn S. McCoy	356,345,501	3,965,623	25,845,803
Ann S. Moore	273,077,325	87,233,799	25,845,803
Charles H. Noski	357,116,279	3,194,845	25,845,803
Gary M. Rodkin	281,740,768	78,570,356	25,845,803
Paula Stern	311,964,762	48,346,362	25,845,803

2. The advisory vote on executive compensation was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,986,182	155,526,294	2,798,170	25,845,803

3. The Company's 2013 Stock Incentive Plan was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
321,282,247	38,323,328	705,579	25,845,803

4. The Company's 2013-2017 Executive Incentive Plan was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
352,111,553	7,431,207	767,751	25,845,803

5. The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013 was ratified:

Votes For	Votes Against	Abstentions
383,339,612	2,377,546	439,865

(Page 3 of 5)

 6. The shareholder proposal relating to substituting safer alternatives in personal care products was not approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,939,587	262,230,701	40,140,932	25,845,803

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Avon Products, Inc. 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the
Company's Proxy Statement on Schedule 14A as filed with the Commission on April 2, 2013)

Exhibit 10.2 Avon Products, Inc. 2013-2017 Executive Incentive Plan (incorporated by reference to Appendix B to the Company's Proxy Statement on Schedule 14A as filed with the Commission on April 2, 2013)

Exhibit 10.3 Form of Avon Products, Inc. 2013 Stock Incentive Plan Restricted Stock Unit Award Agreement

Exhibit 10.4 Form of Avon Products, Inc. 2013 Stock Incentive Plan Retention Restricted Stock Unit Award
Agreement

Exhibit 10.5 Form of Avon Products, Inc. 2013 Stock Incentive Plan Performance Contingent Restricted Stock Unit
     Award Agreement

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Jeff Benjamin
Name: Jeff Benjamin
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Date: May 7, 2013

(Page 5 of 5)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1 Avon Products, Inc. 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the
Company's Proxy Statement on Schedule 14A as filed with the Commission on April 2, 2013)

Exhibit 10.2 Avon Products, Inc. 2013-2017 Executive Incentive Plan (incorporated by reference to Appendix B to the Company's Proxy Statement on Schedule 14A as filed with the Commission on April 2, 2013)

Exhibit 10.3 Form of Avon Products, Inc. 2013 Stock Incentive Plan Restricted Stock Unit Award Agreement

Exhibit 10.4 Form of Avon Products, Inc. 2013 Stock Incentive Plan Retention Restricted Stock Unit Award
Agreement

Exhibit 10.5 Form of Avon Products, Inc. 2013 Stock Incentive Plan Performance Contingent
Restricted Stock Unit Award Agreement